Exhibit 10.63

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Client Code/Reference No:

AMENDMENT

Effective Date as of July 1, 2011

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of May 18, 2000, by and between MSCI Inc. (formerly known as Morgan Stanley Capital International, Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement. This Amendment shall terminate and replace the Amendment between the parties dated July 1, 2006 (the “2006 Amendment”) solely for periods from and after date hereof.

1.	Term: Section 1 of the Amendment dated as of December 3, 2004 to the Agreement is hereby deleted. The term of the Agreement is extended until March 18, 2020, unless earlier terminated as provided therein or herein. Thereafter, the Agreement shall renew for successive one-year periods unless either party provides written notice to the other of its intent not to renew at least ninety (90) days prior to the end of the then-current term.

2.	Fees: Section 2 of the Amendment dated as of December 3, 2004 to the Agreement is hereby deleted. The license fees shall be calculated and payable on a calendar quarterly basis as follows commencing as of the Effective Date of this Amendment:

a.	MSCI JAPAN: Licensee shall pay MSCI a quarterly license fee with respect to the use of the MSCI Japan Index (“MSCI Japan”) as the basis for, or a component of, any passively managed Fund. The quarterly license fee shall equal:

•	***********.

To	the extent that the license fees payable to MSCI for a passively managed Fund based on MSCI Japan decrease in any calendar year, such licensee fees payable to MSCI, when expressed as a percentage of AUM for the applicable period, ***********.

b.	MSCI EAFE: Licensee shall pay MSCI a quarterly license fee with respect to the use of the MSCI Standard International Equity Index Series EAFE (“MSCI EAFE”) as the basis for, or a component of, any passively managed Fund. The quarterly license fee shall be calculated as ***********:

AUM of the Relevant Fund	QUARTERLY LICENSE FEE
***********	***********
***********	***********
***********	***********
***********	***********

c.	OTHER MSCI INDICES: For use of all other MSCI Indices licensed under the Agreement, Licensee shall pay MSCI a quarterly license fee with respect to the use of each such Index as the basis for, or a component of, a passively managed Fund. The quarterly license fee shall be calculated as ***********:

AUM of the Relevant Fund	QUARTERLY LICENSE FEE

***********	***********

***********	***********

***********	***********

***********	***********

***********	***********

d.	“Expense Ratio”: shall mean the amount of a Fund’s assets used to pay its expenses during a given time period expressed as a percentage of the Fund’s average daily net assets over the same time period, including without limitation the total management fees, rule 12b-1 fees (or the equivalent) and all other Fund expenses. A Fund’s Expense Ratio shall be the Fund’s “Total Fund Operating Expense” as published by a Fund for the relevant period. Notwithstanding anything to the contrary contained herein, if any Fund does not have an Expense Ratio, *********** of the Funds AUM during the relevant period.

e.	Payment: The license fees shall be paid in arrears to MSCI by the fifteenth day of the following quarter and shall be accompanied by a statement from Licensee stating that such fees are accurate. Any license fees or any other amounts due hereunder that are not timely paid shall accrue interest at the rate of *********** or the maximum amount permitted by law, whichever is less, which interest charges shall begin accruing on the relevant due date and shall continue to accrue until such license fees and all other amounts due hereunder are paid in full.

f.	Records: Licensee shall maintain detailed and accurate records with respect to the assets of the Funds and any of Licensee’s payments to MSCI hereunder. During the term of the Agreement and for a period of three (3) years after its termination, Licensee, upon written request by MSCI, shall provide access to such records during normal business hours to MSCI and/or an independent accounting organization chosen and compensated by MSCI. Licensee shall promptly pay any underreported license fees and all other amounts due hereunder determined by such audit plus interest thereon at a rate of ***********, or the highest rate allowed by law, whichever is less, for the period of time during which such amount was owed and unpaid. If such audit reveals an underpayment in excess of *********** of the amount due hereunder, then Licensee shall also pay for the reasonable cost o such audit.

g.	Taxes: Licensee will promptly pay all federal, state and local sales, personal property, ad valorem and other taxes of a similar nature arising as a result of the Agreement, other than taxes based on MSCI’s income.

3.	Additional Licensees:

a.***********.

b.***********.

***********.

c.***********.

***********:

i.***********,

ii.***********, and

iii.***********.

***********.

***********.

4.	Index Definitions:

For the avoidance of doubt, the parties acknowledge that the MSCI EAFE and Japan Indices are defined as the then-current versions of such indices as part of the MSCI Standard International Equity Index Series, and the Agreement and this Amendment shall apply with respect to any successor index, or any methodology changes to, any such Index, resulting in such Index remaining an MSCI Standard International Equity Index.

5.	Index Marketing:

a.	***********.
b.	***********.
c.	***********.
d.	Licensee acknowledges that MSCI’s marketing and promotional efforts shall be limited to MSCI’s international indices, and that MSCI has no obligation or intent to market or promote any Funds or Licensee’s products or services generally. In the event MSCI chooses to engage in marketing or promotional efforts that reference any trade or service mark belonging to Licensee, MSCI will obtain Licensee’s approval prior to referencing such mark.

6.	Miscellaneous:

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

BlackRock Institutional Trust Company, N.A.			MSCI INC.

By	/s/ Jenni A. Lee		By	/s/ Paul Friedman
Name and Title		Jenni A. Lee	Name and Title	MSCI
	(printed)	Director	(printed)	ED

By	/s/ Timothy M. Meyer
Name and Title		Timothy M. Meyer
	(printed)	M. Director

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